UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

RESEARCH FRONTIERS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9399	11-2103466

(State or other jurisdiction of	(Commission File Number)	(IRS Employer I.D. No.)
incorporation)

240 Crossways Park Drive, Woodbury, New York	11797
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 364-1902

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Item 5.02(b). Departure of Jack Derby from Board of Directors.

     On February 19, 2013 Jack Derby resigned from the Board of Directors of Research Frontiers Incorporated effective as of the date of the Company's upcoming Annual Meeting of Stockholders. Mr. Derby indicated that his decision was not based upon any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company's upcoming Annual Meeting of Stockholders is currently scheduled for June 13, 2013.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED.

Date: February 21, 2013	By	/s/	Joseph M. Harary
Joseph M. Harary, President and CEO